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                                Exhibit 23(j)(i)
                            CONSENT OF ROPES & GRAY
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                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 11 to the Registration Statement of the One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray
                                                              ROPES & GRAY

Washington, D.C.
March 25, 1999